Exhibit 99.1

TIN NUMBER:	830514283
OPEID NUMBER:	04274900

Contra Costa Medical Career College, Inc. and Subsidiary

___________________________________

FINANCIAL STATEMENTS and

SUPPLEMENTARY INFORMATION

for the years ended December 31, 2023 and 2022

Weworski & Associates

Certified Public Accountants

Table of Contents

Page

Independent Auditors’ Report	1 - 3

Consolidated Balance Sheets	4 - 5

Consolidated Statements of Income	6

Consolidated Statements of Stockholders’ Equity	7

Consolidated Statements of Cash Flows	8 - 9

Notes to the Financial Statements	10 - 20

Supplementary Information: Information required by the U.S. Department of Education	21 - 22

Independent Auditors’ Report on Internal Control Over Financial Reporting and on Compliance and Other Matters Based on an Audit of Financial Statements Performed in Accordance with Government Auditing Standards	23 - 24

Schedule of Findings and Questioned Costs	25 - 26

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

CONTRA COSTA :MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

Antioch, California

Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying financial statements of Contra Costa Medical Career College, Inc. and Subsidiary (the Company), which comprise the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of income, stockholders’ equity and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Contra Costa Medical Career College, Inc. and Subsidiary as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS) and the standards applicable to financial audits contained in Government Auditing Standards (Government Auditing Standards), issued by the Comptroller General of the United States. Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Restatement of Previously Issued Financial Statements

As described in Note 8 to the fmancial statements, the Company has restated its 2023 and 2022 financial statements to correct misstatements in the recognition of revenue. The correction of these errors resulted in an increase in revenue and net income for the year ended December 31, 2023, and a decrease in revenue and net income for the year ended December 31, 2022. Our opinion is not modified with respect to the matter.

4660 La Jolla Village Drive, Suite 750 ● San Diego, California 92122 ● (858) 546-1505 ● FAX (858) 546-1405

1

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS and Government Auditing Standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS and Government Auditing Standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

2

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplementary information on the Company’s related party transactions, the 90/10 revenue percentage, as required by 34 C.F.R. Section 668.28, and the financial responsibility supplemental schedule, as required by 34 C.F.R. Section 668.172 and 34 C.F.R. Appendix A to Subpart L of Part 668, is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Other Reporting Required by Government Auditing Standards

In accordance with Government Auditing Standards, we have also issued our report dated June 26, 2024 on our consideration of the Company’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that. report is to describe the scope of our testing of internal control over :financial reporting and compliance and the results of that testing, and not to provide an opinion on internal control over :financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards in considering the Company’s internal control over financial reporting and compliance.

San Diego, California

June 26, 2024

3

CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

December 31, 2023 and 2022

ASSETS

	Restated 2023	Restated 2022
Current assets:
Cash and cash equivalents	$1,475,746	$1,723,281
Accounts receivable, net of allowance for doubtful accounts of $375,747 and $201,510, respectively	1,480,842	951,153
Other receivable	318,844	574,902
Related party note receivable - secured	300,000	300,000
Due from related party	11,500	11,500
Prepaid expenses	8,508	5,932

Total current assets	3,595,440	3,566,768

Property, plant and equipment, net	9,767,336	10,086,800

Other assets:
Deposits	17,756	17,756

Total assets	$13,380,532	$13,671,324

The accompanying notes are an integral part of these financial statements.

4

CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS, Continued

December 31, 2023 and 2022

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Restated 2023	Restated 2022
Current liabilities:
Accounts payable	$159,578	$144,751
Accrued payroll and related taxes	161,549	184,295
Accrued expenses	26,569	108,787
Income tax payable	29,796	29,796
Current portion of notes payable	204,284	194,845
Student deposits and refunds payable	298,852	357,316
Unearned tuition	1,609,700	1,275,736

Total current liabilities	2,490,328	2,295,526

Notes payable, net of current portion	8,413,447	8,617,731

Total liabilities	10,903,775	10,913,257

Stockholders’ equity:
Common stock, no par value, 1,000 shares authorized, 100 shares issued and outstanding	1,000	1,000
Additional paid-in capital	100,000	100,000
Retained earnings	2,375,757	2,657,067

Total stockholders’ equity	2,476,757	2,758,067

Total liabilities and stockholders’ equity	$13,380,532	$13,671,324

The accompanying notes are an integral part of these financial statements.

5

CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

for the years ended December 31, 2023 and 2022

	Restated	Restated
	2023	2022

Revenue:
Tuition and fees	$6,821,223	$7,375,276
Rental income	136,383	94,000

Total revenue	6,957,606	7,469,276

Operating expenses:
Instructional	1,866,335	1,592,030
Advertising	102,655	91,390
Rent and occupancy	144,471	394,495
Depreciation	421,830	494,004
General and administrative	3,577,021	3,645,092

Total operating expenses	6,112,312	6,217,011

Income from operations	845,294	1,252,265

Other income (expense):
Other income	-	518,567
Interest income	99	2,758
Interest expense	(418,752)	(252,512)

Total other income (expense)	(418,653)	268,813

Income before provision for income taxes	426,641	1,521,078

Provision for income taxes	(112,824)	(30,024)

Net income	$313,817	$1,491,054

The accompanying notes are an integral part of these financial statements.

6

CONTRA COST A MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

for the years ended December 31, 2023 and 2022

	Common Stock	Additional Paid-in Capital	Retained Earnings	Total
Balance at December 31, 2021	$1,000	$100,000	$1,875,410	$1,976,410

Distributions, net	-	-	(709,397)	(709,397)

Net income (as restated, Note 8)	-	-	1,491,054	1,491,054

Restated balance at December 31, 2022	1,000	100,000	2,657,067	2,758,067

Distributions, net	-	-	(595,127)	(595,127)

Net income (as restated, Note 8)	-	-	313,817	313,817

Restated balance at December 31, 2023	$1,000	$100,000	$2,375,757	$2,476,757

The accompanying notes are an integral part of these financial statements.

7

CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

for the years ended December 31, 2023 and 2022

	Restated 2023	Restated 2022
Cash flows from operating activities:
Cash received from tuition, textbooks and fees	$6,703,417	$6,542,584
Cash paid to suppliers and employees	(5,783,195)	(5,515,776)
Other income received	256,058	265,869
Interest income received	99	2,758
Interest expense paid	(418,752)	(252,512)
Income tax paid	(112,824)	(54,044)

Net cash provided by operating activities	644,803	988,879

Cash flows from investing activities:
Purchases of property, plant and equipment	(102,366)	(1,004,326)

Cash flows from financing activities:
Advances to related parties, net	-	(11,500)
Payments on notes payable	(194,845)	(313,960)
Distributions paid, net	(595,127)	(709,397)

Net cash used in financing activities	(789,972)	(1,034,857)

Net decrease in cash	(247,535)	(1,050,304)

Cash and cash equivalents, Beginning	1,723,281	2,773,585

Cash and cash equivalents, Ending	$1,475,746	$1,723,281

The accompanying notes are an integral part of these financial statements.

8

CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued

for the years ended December 31, 2023 and 2022

	Restated 2023	Restated 2022
Reconciliation of net income to net cash provided by operating activities:

Net income	$313,817	$1,491,054

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	421,830	494,004
Changes in assets and liabilities:
Accounts receivable, net	(529,689)	(83,714)
Other receivables	256,058	201,497
Prepaid expenses	(2,576)	610
Other current assets	-	202,000
Deposits	-	44,244
Accounts payable	14,827	34,225
Accrued payroll and related taxes	(22,746)	21,085
Accrued expenses	(82,218)	107,067
Income tax payable	-	(24,020)
Student deposits and refunds payable	(58,464)	(67,092)
Unearned tuition	333,964	(977,886)
Deferred rent	-	(454,195)

Total adjustments	330,986	(502,175)

Net cash provided by operating activities	$644,803	$988,879

Supplemental disclosure of non-cash transactions:

During the year ended December 31, 2022, the Company entered into a notes payable agreements totaling $8,921,000 for the purchase of a building.

The accompanying notes are an integral part of these financial statements.

9

Contra Costa Medical Career College, Inc. and Subsidiary

NOTES TO THE FINANCIAL STATEMENTS

for the years ended December 31, 2023 and 2022

Note 1: Summary of Significant Accounting Policies

The following items comprise the significant accounting policies of the Company. The policies reflect industry practices and conform to accounting principles generally accepted in the United States of America.

Company’s Activities

Contra Costa Medical Career College, Inc. and Subsidiary and Evergreen Properties SBLD, LLC are collectively referred to as the “Company” throughout this report.

Contra Costa Medical Career College, Inc. (CCMCC) is a privately owned, for-profit institution of higher learning based in Antioch, California. The Company’s primary business is to provide training courses in health services. Programs contain a combination of classroom training and simulation workshops. The Company is accredited by the Accrediting Council for Continuing Education & Training (ACCET) and Accrediting Bureau of Health Education Schools (ABHES). The Company is also approved to operate in the state of California by the Bureau of Private Postsecondary Education (BPPE).

Evergreen Properties SBLD, LLC (Evergreen), a California Limited Liability Company was formed on December 23, 2021 as a wholly owned subsidiary of CCMCC. Evergreen is engaged in the business of owning and renting a building in Antioch, California.

Basis of Accounting

The accounting records and the accompanying financial statements have been maintained and prepared on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America.

Principles of Consolidation

The accompanying financial statements include the accounts of Contra Costa Medical Career College, Inc. and its subsidiary, Evergreen Properties SBLD, LLC. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

10

Contra Costa Medical Career College, Inc. and Subsidiary

NOTES TO THE FINANCIAL STATEMENTS

for the years ended December 31, 2023 and 2022

Note 1: Summary of Significant Accounting Policies, Continued

Accounts Receivable, Student Deposits and Refunds Payable, and Allowance for Doubtful Accounts

Accounts receivable are recorded at the amounts originally billed less payments received. Cash received in excess of tuition charged is recorded as student deposits and refunds payable. An allowance for estimated uncollectible accounts receivable has been recorded based on management’s assessment of collectability of the accounts. The Company reviews its past due balances and accounts deemed uncollectible are written off.

Property and Equipment

Property and equipment, carried at cost, are depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line method for financial statement purposes and accelerated methods for income tax purposes. Normal repairs and maintenance are expensed as incurred. Expenditures that materially extend the useful life of an asset are capitalized. The cost and related accumulated depreciation of assets sold or otherwise disposed of are eliminated and any resulting gain or loss on disposition is included in other income. Estimated useful lives are as follows:

Machinery and equipment	3 - 7 years
Vehicles	5 - 7 years
Furniture and fixtures	7 years
Leasehold improvements	5 - 10 years
Buildings	27.5 years
Land	Non-depreciable

Leases

On January 1, 2022, the Company implemented Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (Topic 842). ASU 2016-02 provides guidance in GAAP about the recognition of assets and liabilities by lessees for those leases classified as operating leases under GAAP. The guidance requires that a lessee should recognize on the balance sheet a liability to make lease payments and a right-to-use (“ROU”) asset representing the Company’s right to use the underlying assets for the term of the lease. The guidance allows a lessee who enters into a lease with a term of 12 months or less to make an accounting policy election by class of underlying assets not to recognize assets and liabilities. The Company determines if an arrangement is a lease at inception and evaluates the lease agreement to determine whether the lease is a finance or operating lease. ROU assets and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. The Company leases teaching and administrative spaces from Evergreen, which are short-term in nature. As a result, the Company has elected to not recognize the assets and liabilities associated with the leases. During 2022, the Company recognized a gain from deferred rent of $454,195 as a result of CCMCC’s long term lease transferring to Evergreen with the purchase of the building and subsequently amended to a short-term lease.

11

CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS, Continued

for the years ended December 31, 2023 and 2022

Note 1: Summary of Significant Accounting Policies, Continued

Revenue Recognition

The Company recognizes revenue in accordance with ASC Topic 606, Revenue from Contracts with Customers. The Company identifies a contract for revenue recognition when there is approval and commitment from both parties, the rights of the parties and payment terms are identified, the contract has commercial substance and the collectability of consideration is probable. The Company evaluates each contract to determine the number of distinct performance obligations in the contract, which requires the use of judgment. The Company’s contracts include promises for educational services and course materials which are distinct performance obligations.

Tuition revenue is primarily derived from postsecondary education services provided to students. Generally, tuition and other fees are paid upfront and recorded in contract liabilities in advance of the date when education services are provided to the student. A tuition receivable is recorded for the portion of tuition not paid in advance. In some instances, installment billing is available to students which reduces the amount of cash consideration received in advance of performing the service. The contractual terms and conditions associated with installment billing indicate that the student is liable for the total contract price; therefore, mitigating the Company’s exposure to losses associated with nonpayment. The Company determined the installment billing does not represent a significant financing component.

Tuition revenue is recognized ratably over the instruction period. The Company generally uses the time elapsed method, an input measure, as it best depicts the simultaneous consumption and delivery of tuition services. Revenue associated with distinct course materials is recognized at the point of time when control transfers to the student, generally when the materials are delivered to the student. The Company’s refund policy may permit students who do not complete a course to be eligible for a refund for the portion of the course they did not attend. Refunds generally result in a reduction of deferred revenue during the period that the student drops or withdraws from a class.

The transaction price is stated in the contract and known at the time of contract inception, as such there is variable consideration for situations when a student drops from a program based on the Company’s refund policy and additional charges if a student requires additional hours to complete the program beyond the contracted end date. The Company believes that its experience with these situations is of little predictive value because the future performance of students is dependent on each individual and the amount of variable consideration is highly susceptible to factors outside of the Company’s influence. Accordingly, no variable consideration has been included in the transaction price or recognized as income until the constraint has been eliminated. Revenue is allocated to each performance obligation based on its standalone selling price. Any discounts within the contract are allocated across all performance obligations unless observable evidence exists that the discount relates to a specific performance obligation or obligations in the contract. The Company generally determines standalone selling prices based on prices charged to students. The Company excludes from revenue taxes assessed by a governmental authority as these are agency transactions collected on their behalf from the customer.

12

CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS, Continued

for the years ended December 31, 2023 and 2022

Note 1: Summary of Significant Accounting Policies, Continued

Revenue Recognition, Continued

Significant judgments include the allocation of the contract price across performance obligations, the methodology for earning tuition ratably over the instruction period, estimates for the amount of variable consideration included in the transaction price as well as the determination of the impact of the constraints preventing the variable consideration from being recognized in revenue.

Contract assets and liabilities

The Company has contract assets and contract liabilities associated with the recognition of revenue. Contract assets consists of accounts receivable. Contract liabilities consist of deferred revenue, which is the unearned portion of tuition for which the student is contracted, and student deposits and refunds payable. The beginning and ending balances of the following items are as follows as of December 31:

Contract assets: Accounts receivable 1,480,842 $ 951,153 $ 867,439 $ Contract liabilities: Student deposits and refunds payable 7,250 $ 7,250 $ 424,408 $ Unearned tuition 1,609,700 $ 1,275,736 $ 2,253,622 $

	2023	2022	2021
Contract assets:
Accounts receivable	$1,480,842	$951,153	$867,439
Contract liabilities:
Student deposits and refunds payable	$7,250	$7,250	$424,408
Unearned tuition	$1,609,700	$1,275,736	$2,253,622

Advertising Costs

Advertising costs are expensed as incurred.

Income Taxes

CCMCC has elected under the provisions of the Internal Revenue Code to be a subchapter “S” corporation. As a result, income and losses of the Company are passed through to the stockholder and taxed accordingly. Therefore, no provision or liability for federal income taxes has been included in the financial statements. The state of California imposes a 1.5% rate on taxable income with a minimum tax of $800. During 2023, the Company elected to pay an elective tax under California Assembly Bill 150 in the amount of 9.3% on taxable income.

Evergreen is a California limited liability company and is treated as a partnership for federal and state income tax purposes. Therefore, earnings and losses are included in the stockholder’s income tax returns and taxed accordingly.

U.S. GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability if the Company has taken an uncertain position that more likely than not would be sustained upon examination by the Internal Revenue Service. Management has analyzed the Company’s tax positions and believes there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements.

13

CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS, Continued

for the years ended December 31, 2023 and 2022

Note 1: Summary of Significant Accounting Policies, Continued

Income Taxes, Continued

The Company’s income tax filings are subject to audit by various taxing authorities. As of December 31, 2023, the earliest tax years still subject to examination are 2020 for federal purposes and 2019 state reporting purposes. The Company believes their estimates are appropriate based on current facts and circumstances.

Concentration of Credit Risk

A substantial portion of revenues and ending accounts receivable at December 31, 2023 and 2022 are a direct result of the Company’s participation in Federal Student Aid (FSA) programs, which represent a primary source of student tuition. The FSA programs are subject to political and budgetary considerations. There is no assurance that funding will be maintained at current levels. The FSA programs are subject to significant regulatory requirements. Any regulatory violation could have a material effect on the Company.

The Company maintains its cash and cash equivalents in financial institutions. Accounts at these institutions are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. The Company performs ongoing evaluations of these institutions to limit concentration risk exposure.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Depending on the nature of the asset or liability, various techniques and assumptions can be used to estimate fair value. The definition of the fair value hierarchy is as follows:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Observable inputs other than quoted prices in active markets for similar assets and liabilities.

Level 3 - Inputs for which significant valuation assumptions are unobservable in a market and therefore value is based on the best available data, some of which is internally developed and considers risk premiums that market participants would require.

The Company’s financial instruments primarily consist of cash and cash equivalents, accounts receivable, other receivable, accounts payable, accrued expenses, unearned tuition and notes payable. The carrying values of the Company’s financial instruments approximate fair value.

14

Contra Costa Medical Career College, Inc. and Subsidiary

NOTES TO THE FINANCIAL STATEMENTS

for the years ended December 31, 2023 and 2022

Note 1: Summary of Significant Accounting Policies, Continued

New Accounting Pronouncements

In March 2023, the FASB issued ASU 2023-01, Leases (Topic 842). The amendments in ASU 2023-01 provides guidance in GAAP for non-public entities in determining whether a related party arrangement between entities under common control (a common control arrangement) is classified as a lease (a common control lease) and the amortization of leasehold improvements associated with common control leases. The guidance allows private companies and not-for-profit entities to use the written terms and conditions of a common control arrangement to determine if a lease exists, and if so, the classification of an accounting for that lease. Topic 842 requires leasehold improvements to be amortized over the shorter of the remaining lease term and the useful life of the improvements. The amendment in ASU 2023-01 allows the lessee of a common control lease to amortize leasehold improvements over its useful life as long as the lessee controls the use of the underlying asset, regardless of the lease term, unless the lessor obtained the right to control the underlying asset through a lease with a non-related party. If the lessee no longer controls the use of the underlying asset, leasehold improvements are accounted for as a transfer between related parties through an adjustment to equity. The provisions of ASU 2023-01 are effective for the fiscal periods beginning after December 15, 2023, including interim periods within those fiscal years. Early application is permitted. The Company has not yet elected this accounting guidance.

Note 2: Related Party Transactions

During 2023 and 2022, the Company made distributions totaling $595,127 and $709,497, respectively, to the stockholders of the Company.

As of December 31, 2023 and 2022, CCMCC has a related party note receivable of $300,000 with a stockholder of the Company, secured by investments held in retirement accounts held by the stockholder and the stockholder’s husband, with a fair market value exceeding the total balance included as related party note receivable - secured on the accompanying consolidated balance sheets. The note is non-interest bearing and is payable upon demand.

During 2022, CCMCC made advances of $11,500 to Contra Costa Community Outreach Clinic and Laboratory (CCC Outreach) (a California non-profit entity), of which a stockholder is the Director. As of December 31, 2023, CCMCC has a balance of $11,500 due from CCC Outreach as included in due from related party on the accompanying consolidated balance sheets. In addition, CCMCC made contributions of $185,528 and $198,226, respectively, to CCC Outreach.

During 2023 and 2022, Evergreen received $46,860 and $37,352, respectively, of rental income from CCC Outreach.

The following related party transactions have been eliminated in consolidation:

15

Contra Costa Medical Career College, Inc. and Subsidiary

NOTES TO THE FINANCIAL STATEMENTS

for the years ended December 31, 2023 and 2022

Note 2: Related Party Transactions, Continued

During 2022, CCMCC made payments on behalf of Evergreen for the purchase of the building that has been recorded as an investment in subsidiary at CCMCC and additional paid-in capital at Evergreen totaling $1,044,388, respectively. In addition, Evergreen made net advances of $70,203 to CCMCC during 2022. As of December 31, 2023 and 2022, there is a balance of $70,203 due to Evergreen from CCMCC.

The Company leases its teaching and administrative facilities from Evergreen, as described in Note 6. During 2023 and 2022, CCMCC made lease payments totaling $1,000,136 and $745,102, respectively, to Evergreen.

Note 3: Employee Retention Credit

The Company applied for certain Employee Retention Credits (“ERTC”) under the CARES Act for $1,191,723. During 2023 and 2022, the Company received $256,058 and $188,384, respectively, related to the ERTC. As of December 31, 2023 and 2022, there is a receivable for the ERTC totaling $318,844 and $574,902, respectively, which is included in other receivable on the accompanying consolidated balance sheets.

Note 4: Property and Equipment

Property and equipment consists of the following:

	December 31,
	2023	2023
Land	$1,000,000	$1,000,000
Machinery and equipment	418,255	400,797
Vehicles	231,238	231,238
Furniture and fixtures	170,663	142,901
Leasehold improvements	700,443	643,297
Buildings	8,805,076	8,805,076
	11,325,675	11,223,309
Less: accumulated depreciation	(1,558,339)	(1,136,509)
	$9,767,336	$10,086,800

16

Contra Costa Medical Career College, Inc. and Subsidiary

NOTES TO THE FINANCIAL STATEMENTS

for the years ended December 31, 2023 and 2022

Note 4: Property and Equipment, Continued

The following is additional information for property and equipment that is required to support the calculation of the composite score in the financial responsibility supplemental schedule in the accompanying supplemental information:

Pre-implementation property and equipment:
Property and equipment as of December 31, 2022	$195,857
Less: 2023 depreciation expense	(34,714)

Pre-implementation property and equipment as of December 31, 2023	$161,143

Post-implementation property and equipment with debt:
Property and equipment acquired with debt as of December 31, 2022	$9,483,314
Less: 2023 depreciation expense	(301,690)

Post-implementation property and equipment as of December 31, 2023	$9,181,624
Property and equipment acquired without debt as of December 31, 2022	$407,629
Add: 2023 purchases of property and equipment	102,366
Less: 2023 depreciation expense	(85,426)

Post-implementation property and equipment as of December 31, 2023	$424,569

Note 5: Notes Payable

The Company entered into a loan with the Small Business Administration (SBA) totaling $150,000 under the Economic Injury Disaster Loan Program (EIDL). The loan program is designed to provide economic relief to small businesses and nonprofit organizations that are currently experiencing a temporary loss of revenue. In March 2022, the SBA deferred payments for up to 30 months after the approval date of the loan. The note payable requires monthly payments beginning in January 2023 with a maturity date in June 2051. During 2022, the loan was paid in full.

During 2022, Evergreen entered into a loan with the SBA totaling $4,024,000, which requires monthly payments of $21,333, including interest of 4.06% through June 2047. In addition to the principal and interest payments, the loan includes an ongoing SBA guarantee fee equal to .2475 of one percent per year, a CDC servicing fee equal to .6250 of one percent per year, and a CSA fee of one-tenth percent per year. The fees are calculated on the outstanding balance of the loan determined at five year intervals at the beginning of each interval. The loan may be prepaid in full; however, partial prepayment is not allowed. As of December 31, 2023 and 2022, there is an outstanding balance on the loan of $3,874,079 and $3,970,774, respectively, which is included in notes payable on the accompanying consolidated balance sheets.

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Contra Costa Medical Career College, Inc. and Subsidiary

NOTES TO THE FINANCIAL STATEMENTS

for the years ended December 31, 2023 and 2022

Note 5: Notes Payable, Continued

During 2022, Evergreen entered into a loan for the purchase of a building with Bank of the West totaling $4,896,000. The loan requires monthly payments of $29,802, including interest of 5.33% through May 2047. As of December 31, 2023 and 2022, there is an outstanding balance on the loan of $4,748,418 and $4,841,802, respectively, which is included in notes payable on the accompanying consolidated balance sheets.

The current and long-term portions of the notes payable are as follows:

	December 31,
	2023	2022

Total notes payable	$8,617,731	$8,812,576
Less: current portion	(204,284)	(194,845)
Long-term portion	$8,413,447	$8,617,731

Future maturities of the notes payable are as follows:

Year ending December 31,
2024	$204,284
2025	214,190
2026	224,587
2027	235,499
2028	246,952
Thereafter	7,492,219
$8,617,731

For the calculation of the composite score in the financial responsibility supplemental schedule in the accompanying supplemental information, the notes payable were deemed to be post-implementation for the purchase of property and equipment.

Note 6: Leases

During May 2022, Evergreen purchased the building where CCMCC leased its teaching and administrative facility and began leasing to CCMCC, as described in Note 2. The non-cancelable operating lease with Evergreen required monthly payments of $83,345 and expired in April 2023. During April 2023, the Company entered into a new non-cancelable operating lease with Evergreen requiring monthly payments of $90,350 and expires in April 2024. Then in December 2023, the Company entered into a new non-cancelable operating lease with Evergreen requiring monthly payments of $73,198 beginning in May 2024 and expiring in April 2025. Prior to

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CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS, Continued

for the years ended December 31, 2023 and 2022

Note 6: Leases, Continued

Evergreen purchasing the building, CCMCC had a non-cancelable lease that required monthly payments of $83,375. In consolidation, the Company eliminated $1,000,136 and $745,102, respectively, of lease expense for the years ended December 31, 2023 and 2022.

For the years ended December 31, 2023 and 2022, the Company incurred short-term lease expense of $14,011 and $268,658, respectively, which is included in rent and occupancy expense on the accompanying consolidated statements of income.

Note 7: 401(k) Profit Sharing Plan

The Company offers a 401(k) profit sharing plan (the Plan). The Plan is available to all employees who have completed one year of service. For the years ended December 31, 2023 and 2022, the Company made matching contributions of $31,827 and $6,698, respectively, which are included in general and administrative expenses on the accompanying consolidated statements of income.

Note 8: Commitments and Contingencies

Regulatory Matters

In order for students to participate in Title IV federal financial aid programs, the Company is required to maintain certain standards of financial responsibility and administrative capability. In addition, the Company is accredited by ACCET and ABHES and must comply with rules and regulations of the accrediting bodies. As a result, the Company may be subject to audits, investigations, claims of noncompliance or lawsuits by government agencies, regulatory bodies, or third parties. While there can be no assurance that such matters will not occur and if they do occur will not have a material adverse effect on these financial statements, management believes that the Company has complied with all regulatory requirements as of the date of the financial statements.

Borrowers’ Defense to Repayment

The U.S. Department of Education (the Department) published its new regulations with an effective date of July 1, 2023. The new regulations allow a borrower to assert a defense to repayment on the basis of a substantial misrepresentation, any other misrepresentation in cases where certain other factors are present, a breach of contract or a favorable nondefault contested judgment against a school for its act or omission relating to the making of the borrower’s loan or the provision of educational services for which the loan was provided. In addition, the financial responsibility standards contained in the new regulations establish the conditions or events that trigger the requirement for an institution to provide the Department with financial protection in the form of a letter of credit or other security against potential institutional liabilities. Triggering conditions or events include, among others, certain state, federal or accrediting agency actions or investigations. The new regulations also prohibit schools from requiring that students agree to settle future disputes through arbitration. Management believes no misrepresentations have occurred nor has any agency actions or investigations occurred as of the date of these financial statements.

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CONTRA COSTA MEDICAL CAREER COLLEGE, INC. AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS, Continued

for the years ended December 31, 2023 and 2022

Note 8: Commitments and Contingencies, Continued

Composite Score

The Department requires institutions to meet standards of financial responsibility. The Department deems an institution financially responsible when the composite score is at least 1.5. For the years ended December 31, 2023 and 2022, the Company’s composite score was 2.2 and 2.3, respectively.

Litigation

The Company is party to occasional lawsuits, investigations and claims. While the outcome of these matters is uncertain, there can be no assurances that the ultimate outcome of any of the matters discussed below will not materially affect the Company’s results of operations or financial condition. When the Company becomes aware of a claim or potential claim, it assesses the likelihood of any loss or exposure. The Company records loss contingencies in its financial statements only for matters in which losses are probable and can be reasonably estimated. Where a range of loss can be reasonably estimated with no best estimate in the range, the Company records the minimum estimated liability.

Note 9: Subsequent Events

Subsequent events were evaluated through June 26, 2024, which is the date the financial statements were available to be issued.

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Supplementary Information

Contra Costa Medical Career College, Inc. and Subsidiary

SUPPLEMENTARY INFORMATION

(Information Required by the U.S. Department of Education)

for the years ended December 31, 2023 and 2022

Related Party Transactions

The Company participates in Federal programs authorized by Title IV programs of the Higher Education Act of 1965, as amended (HEA), which are administered by the U.S. Department of Education. The Company must comply with the regulations promulgated under the HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.

During 2023 and 2022, the Company made distributions totaling $595,127 and $709,497, respectively, to the stockholders of the Company.

As of December 31, 2023 and 2022, CCMCC has a related party note receivable of $300,000 with a stockholder of the Company, secured by investments held in retirement accounts held by the stockholder and the stockholder’s husband, with a fair market value exceeding the total balance included as related party note receivable - secured on the accompanying consolidated balance sheets. The note is non-interest bearing and is payable upon demand.

During 2022, CCMCC made advances of $11,500 to Contra Costa Community Outreach Clinic and Laboratory (CCC Outreach) (a California non-profit entity), of which a stockholder is the Director. As of December 31, 2023, CCMCC has a balance of $11,500 due from CCC Outreach as included in due from related party on the accompanying consolidated balance sheets. In addition, CCMCC made contributions of $185,528 and $198,226, respectively, to CCC Outreach.

During 2023 and 2022, Evergreen received $46,860 and $37,352, respectively, of rental income from CCC Outreach.

The following related party transactions have been eliminated in consolidation:

During 2022, CCMCC made payments on behalf of Evergreen for the purchase of the building that has been recorded as an investment in subsidiary at CCMCC and additional paid-in capital at Evergreen totaling $1,044,388, respectively. In addition, Evergreen made net advances of $70,203 to CCMCC during 2022. As of December 31, 2023 and 2022, there is a balance of $70,203 due to Evergreen from CCMCC.

The Company leases its teaching and administrative facilities from Evergreen, as described in Note 6. During 2023 and 2022, CCMCC made lease payments totaling $1,000,136 and $745,102, respectively, to Evergreen.

The financial statements and accompanying notes should be read in connection with the supplementary information.

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Contra Costa Medical Career College, Inc. and Subsidiary

SUPPLEMENTARY INFORMATION, Continued

(Information Required by the U.S. Department of Education)

for the years ended December 31, 2023 and 2022

90/10 Revenue Percentage

The Company derives a substantial portion of its revenues from federal educational assistance received directly by the school or by its students. To continue to participate in the programs authorized by Title IV of the HEA, the Company must comply with the regulations promulgated under the HEA. The regulations require a proprietary school to derive at least 10 percent of its cash basis revenues for each fiscal year from sources other than Federal funds. If a school receives more than 90 percent of its cash basis revenues from Federal funds during its fiscal year, the school becomes provisionally certified for the next two fiscal years. If a school fails to satisfy this 90/10 requirement for two consecutive years, the school will lose its ability to participate in Title IV programs.

For the year ended December 31, 2023, the Company’s 90/10 revenue percentage was 48.63%, as calculated on page 23.

Financial Responsibility

The U.S. Department of Education requires additional disclosures deemed necessary to calculate certain ratios for determining sufficient financial responsibility under Title IV. These disclosures are not required by accounting principles generally accepted in the United States of America, but are intended for use by the U.S. Department of Education and to ensure compliance with Federal Title IV regulations.

For the year ended December 31, 2023, the Company’s composite score was 2.2, as calculated on page 29.

The information above as well as the information presented on pages 21 through 29, is required by the U.S. Department of Education and presented for purposes of additional analysis and is not a required part of the basic financial statements.

The financial statements and accompanying notes should be read in connection with the supplementary information.

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INDEPENDENT AUDITORS’ REPORT ON INTERNAL CONTROL OVER

FINANCIAL REPORTING AND ON COMPLIANCE AND OTHER MATTERS

BASED ON AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN

ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS

To the Board of Directors of

Contra Costa Medical Career College, Inc. and Subsidiary

Antioch, California

We have audited, in accordance with the auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, the financial statements of Contra Costa Medical Career College, Inc. and Subsidiary (the Company), which comprise the consolidated balance sheet as of December 31, 2023, and the related consolidated statements of income, stockholders’ equity, and cash flows for the year then ended, and the related notes to the financial statements, and have issued our report thereon dated June 26, 2024.

Report on Internal Control Over Financial Reporting

In planning and performing our audit of the financial statements, we considered the Company’s internal control over financial reporting (internal control) as a basis for designing audit procedures that are appropriate in the circumstances for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we do not express an opinion on the effectiveness of the Company’s internal control.

A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct, misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control, such that there is a reasonable possibility that a material misstatement of the entity’s financial statements will not be prevented, or detected and corrected on a timely basis. A significant deficiency is a deficiency or a combination of deficiencies, in internal control that is less severe than a material weakness, yet important enough to merit attention by those charged with governance.

Our consideration of internal control was for the limited purpose described in the first paragraph of this section and was not designed to identify all deficiencies in internal control that might be material weaknesses or significant deficiencies and therefore, material weaknesses or significant deficiencies may exist that were not identified. Given these limitations, during our audit we did not identify any deficiencies in internal control that we consider to be material weaknesses. We did identify a certain deficiency in internal control, described in the accompanying schedule of findings and questioned costs as item 2023-01, that we consider to be a significant deficiency.

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Report on Compliance and Other Matters

As part of obtaining reasonable assurance about whether the Company’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements, noncompliance with which could have a direct and material effect on the financial statements. Such tests included compliance tests as set forth in the 2023 edition of the Guide for Financial Statement Audits of Proprietary Schools and For Compliance Attestation Examination Engagements of Proprietary Schools and Third-Party Servicers Administering Title IV Programs, issued by the U.S. Department of Education, Office of Inspector General (the Guide) including those relating to related parties, percentage of revenue derived from Federal Student Aid programs and financial responsibility. However, providing an opinion on compliance with those provisions was not an objective of our audits, and accordingly, we do not express such an opinion. The results of our tests disclosed an instance of noncompliance or other matter that is required to be reported under Government Auditing Standards or the Guide, and is described in the accompanying schedule of findings and questioned costs as item 2023-02.

Company’s Responses to Findings

Government Auditing Standards requires the auditor to perform limited procedures on the Company’s response to the findings identified in our audit and described in the accompanying schedule of findings and questioned costs. The Company’s responses were not subjected to the other auditing procedures applied in the audit of the financial statements and, accordingly, we do not express an opinion on the response.

Purpose of this Report

The purpose of this report is solely to describe the scope of our testing of internal control and compliance and the results of that testing, and not to provide an opinion on the effectiveness of the Company’s internal control or on compliance. This report is an integral part of an audits performed in accordance with Government Auditing Standards in considering the Company’s internal control and compliance. Accordingly, this communication is not suitable for any other purpose.

San Diego, California

June 26, 2024

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Contra Costa Medical Career College, Inc. and Subsidiary

SCHEDULE OF FINDINGS AND QUESTIONED COSTS

for the year ended December 31, 2023

2023-01: Accounting Adjustments Not Identified by the Company’s Internal Control Procedures (Significant Deficiency)

Criteria:

Management bears the responsibility for presenting the Company’s financial statements, including disclosures, in accordance with Generally Accepted Accounting Principles (GAAP).

Condition:

The Company did not identify all necessary accrual entries to fairly state the financial statements in accordance with GAAP.

Cause:

The Company’s internal control procedures did not identify all accrual entries.

Effect:

The accounting records are not fairly stated in accordance with accounting principles generally accepted in the United States of America.

Recommendation:

The internal controls should be established to identify necessary adjustments.

Management Corrective Action Plan:

Management has instituted policies to identify and make adjustments in a timely manner and in accordance with GAAP.

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Contra Costa Medical Career College, Inc. and Subsidiary

SCHEDULE OF FINDINGS AND QUESTIONED COSTS

for the year ended December 31, 2023

2023-02: Inaccurate Calculation of the 90/10 Revenue Calculation

Criteria:

Management bears the responsibility of accurately calculating the 90/10 revenue calculation in accordance with the U.S. Department of Education’s regulations described under the Code of Federal Regulations, Title 34, Subpart B, 668.28 and Appendix A to Subpart L of Part 668 - Ratio Methodology for Proprietary Institutions.

Condition:

The Company did not accurately calculate the 90/10 revenue calculation.

Cause:

The Company did not properly identify and present the transactions in the 90/10 revenue calculation.

Effect:

The Company’s 90/10 revenue percentage changed from 38.97% to 48.63%.

Recommendation:

The 90/10 revenue calculation should be prepared accurately and in accordance with regulations.

Management Corrective Action Plan:

Management has implemented policies and procedures to ensure the accurate calculation of the 90/10 revenue calculation in the future.

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